UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________________________

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHSTAR REAL ESTATE INCOME II, INC.
(Name of Registrant as Specified in Its Charter)
[N/A]
(Name of Person(s) Filing Proxy Statement if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	(1)	Title of each class of securities to which transaction applies:
☐	(2)	Aggregate number of securities to which transaction applies:
☐	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
☐	(4)	Proposed maximum aggregate value of transaction:
☐	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

☐	(1)	Amount Previously Paid:
☐	(2)	Form, Schedule or Registration Statement No.:
☐	(3)	Filing Party:
☐	(4)	Date Filed:

NEWS RELEASE

NorthStar Income I and NorthStar Income II File Definitive Proxy Materials Related to the Proposed Combination to Create Colony NorthStar Credit Real Estate, Inc. and have each Scheduled a Special Meeting of Stockholders for January 18, 2018 for Stockholders to Vote on the Proposed Combination and Related Proposals

New York, NY (December 7, 2017) – NorthStar Real Estate Income Trust, Inc. (“NorthStar Income I”) and NorthStar Real Estate Income II, Inc. (“NorthStar Income II”) today announced that, in connection with their proposed combination with a select portfolio of assets and liabilities of Colony NorthStar, Inc. (“Colony NorthStar”) to create Colony NorthStar Credit Real Estate, Inc., each has filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus. In addition, both companies commenced a mailing of proxy materials on December 6, 2017.

NorthStar Income I and NorthStar Income II have each scheduled a special meeting of their stockholders to be held on January 18, 2018 at 9:00 a.m. (Eastern Time) and 10:00 a.m. (Eastern Time), respectively, to vote on the proposed combination and related proposals. Each meeting will be held at the offices of J.P. Morgan, 270 Park Avenue, 11th floor, New York, NY 10017.

Stockholders of record as of the close of business on November 28, 2017 are entitled to notice of and to vote at their respective special meeting of stockholders.

Participation in the vote is important. Stockholders are urged to participate in this critical vote regarding the future of their investment and to vote their shares promptly to avoid unnecessary solicitation measures and costs. Telephone and Internet voting are available by following the instructions in the proxy materials sent to stockholders.

Stockholders that hold shares through a broker or nominee should provide their broker or nominee with instructions to vote for the proposed combination and related proposals.

Questions and requests for assistance in voting may be directed to NorthStar Income I’s and NorthStar Income II’s proxy solicitor, D.F. King & Co., Inc., at the following numbers:

NorthStar Income I: 800.967.0261
NorthStar Income II: 800.755.7250

About NorthStar Real Estate Income Trust, Inc.
NorthStar Income I is a public, non-traded REIT sponsored by Colony NorthStar. NorthStar Income I was formed to originate, acquire and asset manage a diversified portfolio of commercial real estate debt, select equity and securities investments predominantly in the United States.

About NorthStar Real Estate Income II, Inc.
NorthStar Income II is a public, non-traded REIT sponsored by Colony NorthStar. NorthStar Income II was formed to originate, acquire and asset manage a diversified portfolio of commercial real estate debt, select equity and securities investments predominantly in the United States.

Cautionary Statement Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by the stockholders of each of NorthStar Income I and NorthStar Income II, governmental or regulatory agencies and third parties; the risk that a condition to closing of the proposed combination may not be satisfied (including the listing by Colony NorthStar Credit Real Estate, Inc. (the “Company”) of its Class A common stock on a national securities exchange); each party’s ability to consummate the proposed combination; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each of NorthStar Income I’s or NorthStar Income II’s reports filed from time to time with the SEC. There can be no assurance that the proposed combination will in fact be consummated.
We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. None of Colony NorthStar, NorthStar Income I or NorthStar Income II is under any duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and none of Colony NorthStar, NorthStar Income I or NorthStar Income II intends to do so.
Additional Information and Where to Find It
In connection with the proposed combination, Colony NorthStar, NorthStar Income I and NorthStar Income II caused the Company, which will be the surviving company of the combination, to file with the SEC a registration statement on Form S-4 that includes a joint proxy statement of NorthStar Income I and NorthStar Income II and that also constitutes a prospectus of the Company, and NorthStar Income I and NorthStar Income II have commenced mailing such joint proxy statement/prospectus to their stockholders. Each of Colony NorthStar, NorthStar Income I and NorthStar Income II may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar, NorthStar Income I or NorthStar Income II may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, NORTHSTAR INCOME I AND NORTHSTAR INCOME II ON AUGUST 28, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE MASTER COMBINATION AGREEMENT AND ON NOVEMBER 21, 2017 IN CONNECTION WITH THE AMENDMENT AND RESTATEMENT OF THE MASTER COMBINATION AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND RELATED MATTERS. Stockholders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Colony NorthStar, NorthStar I and NorthStar II through the website maintained by the SEC at www.sec.gov or by contacting the investor relations departments of Colony NorthStar, NorthStar Income I or NorthStar Income II at the following:

Contacts:
NorthStar Real Estate Income Trust, Inc.
Lisa Baker
Owen Blicksilver Public Relations, Inc.
914-725-5949
lisa@blicksilverpr.com

or
Caroline Luz
Owen Blicksilver Public Relations, Inc.
203-570-6462
caroline@blicksilverpr.com
NorthStar Real Estate Income II, Inc.
Lisa Baker
Owen Blicksilver Public Relations, Inc.
914-725-5949
lisa@blicksilverpr.com
or
Caroline Luz
Owen Blicksilver Public Relations, Inc.
203-570-6462
caroline@blicksilverpr.com
Participants in the Solicitation
Each of NorthStar Income I and NorthStar Income II and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding NorthStar Income I’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar Income I’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. Information regarding NorthStar Income II’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar Income II’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. A more complete description is available in the registration statement on Form S-4 filed by the Company and the joint proxy statement/prospectus. Stockholders may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.